American Realty Capital Properties Financing Activity Update December 9, 2013

2 Information set forth herein (including information included or incorporated by reference herein) contains “forward - looking statements” (as defined in Section 21 E of the Securities Exchange Act of 1934 , as amended), which reflect American Realty Capital Properties, Inc . ’s (“ARCP”), American Realty Capital Trust IV, Inc . ’s (“ARCT IV”) and Cole Real Estate Investments, Inc . ’s (“Cole”) expectations regarding future events . The forward - looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward - looking statements . Such forward - looking statements include, but are not limited to, whether and when the transactions contemplated by any of the merger agreements will be consummated, the combined company’s plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and estimates of growth, including funds from operations and adjusted funds from operations and other statements that are not historical facts . The following additional factors, among others, could cause actual results to differ from those set forth in the forward - looking statements : (1) the occurrence of any event, change or other circumstances that could give rise to the termination of any of the merger agreements ; (2) the inability to complete the ARCT IV merger due to the failure to obtain ARCT IV stockholder approval of the ARCT IV merger or the failure to satisfy other conditions to completion of the ARCT IV merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the ARCT IV merger ; (3) the inability to obtain regulatory approvals for the Cole merger transaction and the approval by ARCP’s stockholders of the issuance of ARCP common stock in connection with the Cole merger and the approval by Cole’s stockholders of the Cole merger ; (4) risks related to disruption of management’s attention from the ongoing business operations due to the proposed mergers ; (5) the effect of the announcement of the proposed mergers on ARCP’s, ARCT IV’s or Cole’s relationships with their respective customers, tenants, lenders, operating results and businesses generally ; (6) the outcome of any legal proceedings relating to any of the mergers or the merger agreements ; (7) risks to consummation of the mergers, including the risk that the mergers will not be consummated within the expected time period or at all ; and (8) ARCP’s inability to timely achieve the benefits associated with becoming a self - managed real estate company . Additional factors that may affect future results are contained in ARCP’s, ARCT IV’s and Cole’s filings with the U . S . Securities and Exchange Commissions (“SEC”), which are available at the SEC’s website at www . sec . gov . ARCP, ARCT IV and Cole disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise . Forward - Looking Statements

3 Investment Highlights • Largest net lease REIT and 14 th largest publicly traded REIT in the U.S. • Dynamic investment strategy focused on long - term and vintage leases providing stable income and organic growth potential • High credit quality portfolio with 47% of revenues derived from investment grade tenants and 100% of top ten tenants are rated • Diversification across asset type, geography, industry and tenants with no tenant representing more than 3.5% of rent • Attractive Private Capital Management business drives fee income and absorbs G&A • Meaningful common stock dividend growth, as a result of the expected annual dividend rate to $1.00 following the close of the expected Cole merger • Strong, flexible balance sheet and diverse access to capital • Experienced management team with extensive industry knowledge and proven track record Note: Data represents ARCP pro forma assuming the completion of the ARCT IV merger, the remaining acquisitions of the properties co nst ituting the Inland and Fortress portfolios and other pipeline properties, and the proposed Cole merger.

As of October 31, 2013: Arranged $755 million of committed term debt November 5, 2013: Closed CapLease merger December 4, 3013: Declared effective on ARCP / ARCT IV proxy (closing scheduled for January 3 – 10, 2014) December 5, 2013: ARCP issues $690 million of convertible notes ($288 ARCP issues $690 million of convertible notes ($288 million 5 - year and $403 million 7 - year) As of October 31, 2013: Arranged $757 million of secured financing November 5, 2013: Closed CapLease merger December 4, 2013: ARCT IV proxy declared effective and mailing commenced with shareholder meeting scheduled 1/3/2014 December 5, 2013: Commenced offering of $690 million of convertible notes ($288 million 5 - year and $403 million 7 - year) (1) December 9, 2013: Refiling Cole proxy with SEC 4 Overview of Recent Activity ARCT IV and Cole mergers are fully capitalized Recently arranged in Q4 Principal Rate Secured financing $757 4.28% 3.00% Convertible senior notes due 08/01/2018 288 3.00% 3.75% Convertible senior notes due 12/15/2020 403 3.75% Total Q4 financings $1,447 3.88% Other sources Existing line of credit Syndicated backstop ABS commitment Note: Dollars in millions unless otherwise noted. (1) Assumes 15% overallotment option is exercised. Base offering expected to close Tuesday, December 10, 2013. Over allotment opt ion exercisable for 30 days.

5 Summary of Convertible Senior Note Offerings Reopening of 3.00% Notes due 2018 7 - year New Issue Convertible Issue 3.00% Convertible Senior Notes due 2018 3.75% Convertible Senior Notes Due 2020 Amount $250 million $350 million Over - allotment Option 15.0% 15.0% Amount w/ over - allotment option $287.5 million $402.5 million Maturity August 1, 2018 December 15, 2020 Tenor 5 - year 7 - year Reopening Price Par plus accrued interest N/A Coupon 3.00% 3.75% Conversion Premium 15% above July 23, 2013 closing price ($14.54 / share) 15% above December 4, 2013 closing price ($13.17 / share) Conversion Price ~$16.72 ~$15.15 Put / Call Features None / None None / None Trade Date December 5, 2013 December 5, 2013 Closing Date December 10, 2013 December 10, 2013

Updated Pro Forma Capitalization

(In millions, except per share amounts)

	Status[2]	ARCP Capitalization[1]	ARCT IV	Add'l Acq.	Cole at 20% cash election	ARCP PF Capitalization
Stock / Units Issued to Target		245	45	-	434	725
Price per share @ 12/4/13		$13.17	$13.17	-	$13.17	$13.17
Total Equity Value		**$3,230**	**$596**	**$0**	**$5,721**	**$9,547**
Preferred Equity						
ARCT IV Perpetual Preferred Equity		-	1,073	-	-	1,073
Total Preferred Equity		**$0**	**$1,073**	**$0**	**$0**	**$1,073**
Debt						
Mortgage Debt						
ARCP	*existing / new issue*	1,322	757[3]	-	-	2,079
ARCT IV	*assume*	-	2	-	-	2
Inland	*assume*	-	-	308	-	308
Fortress	*assume*	-	-	108	-	108
Cole	*assume*	-	-	-	2,817	2,817
Total		1,322	759	415	2,817	5,313
Term Debt & Credit Facilities						
Term loans	*existing*	$600	-	-	$500	$1,100
ARCP revolver	*existing*	1,004	-	-	-	1,004
ARCP 5-year convertible notes	*existing / new issue*	310	288[4]	-	-	598
ARCP 7-year convertible notes	*new issue*	-	403[4]	-	-	403
CapLease revolver	*existing*	150	-	-	-	150
CapLease senior notes	*existing*	19	-	-	-	19
CapLease trust preferred	*existing*	31	-	-	-	31
Total		**$2,114**	**$690**	**$0**	**$500**	**$3,304**
New Financings						
Long term debt	*pending*	-	-	400	$2,095	2,495
Total		**$0**	**$0**	**$400**	**$2,095**	**$2,495**
Total Debt		**$3,436**	**$1,449**	**$815**	**$5,412**	**$11,113**
Asset Sales						
Proposed asset sale		-	-	170	-	170
Total Asset Sales		**$0**	**$0**	**$170**	**$0**	**$170**
Total		**$6,666**	**$3,118**	**$985**	**$11,133**	**$21,903**
Debt / 2014 run rate EBITDA						**7.5x**

Current financing allows ARCT IV merger to be fully funded with fixed rate debt

Depending on the outcome of the Cole cash election, pending long term debt could be as low as $1.1 billion

Weighted average pro forma
Maturity[5]: 6 years
Interest expense: 3.9%
(~90% fixed rate debt)

ARCP believes it has secured all financings required for the ARCT IV merger and significantly de-risked the funding of the Cole merger.

(1) Represents 12 months of 2014 activity, pro forma for the CapLease acquisition (closed November 5, 2013) & excluding other assumed acquisitions. Revenues based on average rent according to GAAP.

(2) "Existing" denotes items that are part of ARCP, "assume" denotes items to be assumed by ARCP, "complete" denotes new financings that have been arranged and "pending" denotes new financing in process.

(3) See page 7 for further detail.

(4) Assumes 15% overallotment option is exercised. Base offering expected to close Tuesday, December 10, 2013. Over allotment option exercisable for 30 days.

(5) Weighted average maturity only on fixed rate debt.

American Realty Capital Properties

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7 Supplemental Debt Disclosure ARCP has arranged $1.447 billion of new fixed rate financings in Q4. Source: American Realty Capital Properties S - 4 filed 12/3/2013. (1) Estimated by ARCP as of 9/30/2013. (2) Assumes 15% overallotment option is exercised. Base offering expected to close Tuesday, December 10, 2013. Over allotment opt ion exercisable for 30 days. Recent Activity ($ in millions, unless otherwise noted) # of Applicable Spread to Debt Type Security Amount loans Tenor Repayment Reference reference Rate 70 Properties $620.0 1 ~10 years Interest Only Applicable “swap yield” 2.07% 4.61% 19 Properties $87.3 3 10 years 5-year IO; 30-year amort in 5-year N/A N/A 5-year IO: 3.25% Secured financing subtotal $756.6 7 9.8 years 4.28% Unsecured $402.5 N/A 7 years Interest Only N/A N/A 3.75% Unsecured $287.5 N/A 5 years Interest Only N/A N/A 3.00% Total / weighted average $1,446.6 7 8.1 years 3.88% BOKF Prime 0.00% 4.00%Interest Only Convertible senior notes $49.3 3 7 years Convertible senior notes 70 Properties 19 Properties Walgreen / FedEx Ground Properties Walgreen / FedEx Ground Properties (2) (2) (1) (1)

8 This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval . In connection with the proposed Cole merger, ARCP has prepared and filed with the SEC its registration statement on Form S - 4 containing a joint proxy statement/prospectus, which registration statement has not yet been declared effective, and other documents with respect to ARCP’s proposed acquisition of Cole . The joint proxy statement/prospectus contains important information about the proposed transaction and related matters . INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY ARCP OR COLE WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARCP, COLE AND THE PROPOSED COLE MERGER . Investors and stockholders of ARCP and Cole may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by ARCP and Cole with the SEC (if and when they become available) through the website maintained by the SEC at www . sec . gov . Copies of the documents filed by ARCP with the SEC are also available free of charge on ARCP’s website at www . arcpreit . com and copies of the documents filed by Cole with the SEC are available free of charge on Cole’s website at www . ColeREIT . com . ARCP, Cole, AR Capital, LLC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ARCP’s and Cole’s stockholders in respect of the proposed Cole merger . Information regarding ARCP’s directors and executive officers can be found in ARCP’s definitive proxy statement filed with the SEC on April 30 , 2013 . Information regarding Cole’s directors and executive officers can be found in Cole’s definitive proxy statement filed with the SEC on April 11 , 2013 . Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed Cole merger if and when they become available . These documents are available free of charge on the SEC’s website and from ARCP or Cole, as applicable, using the sources indicated above . Additional Information about the Cole Merger and Where to Find It

9 This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitati on of any vote or approval. In connection with the proposed merger, ARCT IV and ARCP filed with the SEC a definitive proxy statement an d prospectus on December 4, 2013 and other documents with respect to ARCP’s proposed acquisition of ARCT IV. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE CAREFULLY (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) BECAUSE SUCH DOCUMENTS CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT ARCP, ARCT IV AND THE PROPOSED MERGER. Investors may obtain free copies of the proxy statement/prospectus and other relevant documents filed with the SEC (if and wh en they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by ARCT IV with the SEC are also available free of charge on ARCT IV’s website at http://www.arct - 4.com/, and copies of the documents filed by ARCP with the SEC are available free of charge on ARCP’s website at http://www.arcpreit.com/. ARCT IV, ARCP and AR Capital, LLC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ARCT IV’s and ARCP’s stockholders in respect of the proposed merger. Information regarding ARCT IV’s directors and executive officers can be found in ARCT IV’s definitive proxy statement filed with the SEC on April 3 0, 2013. Information regarding ARCP’s directors and executive officers can be found in ARCP’s definitive proxy statement filed w ith the SEC on April 30, 2013. Additional information regarding the interests of ARCT IV and its directors and executive officers in the proposed merger, which may be different than those of ARCT IV's stockholders generally, are included in the proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed merger if and when they become available. These documents are available free of charge on the SEC’s website and from ARCT IV or ARCP, as applicable, using the sources indicated above. Additional Information about the ARCT IV Merger and Where to Find It